EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Berthel Growth & Income Trust I (the "Company") on Form 10-K for the year ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas
J. Berthel, Chief Executive Officer of Berthel Fisher & Company Planning, Inc., the Trust Advisor of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Company's Report fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


March 22, 2005                           /s/  Thomas J. Berthel
                                         --------------------------------------
                                              Thomas J. Berthel
                                              President and
                                              Chief Executive Officer
                                              Berthel Fisher & Company Planning,
                                              Inc. Trust Advisor Berthel Growth
                                              & Income Trust I